UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21470

Eaton Vance Tax-Advantaged Global Dividend Income Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2005

Item 1. Reports to Stockholders

Annual Report December 31, 2005

EATON VANCE
TAX-
ADVANTAGED
GLOBAL
DIVIDEND

INCOME

FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commision's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of December 31, 2005

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Aamer Khan, CFA

Co-Portfolio Manager

Thomas H. Luster, CFA

Co-Portfolio Manager

Michael R. Mach, CFA

Co-Portfolio Manager

Judith A. Saryan, CFA

Co-Portfolio Manager

The Fund

Performance for the Past Year

•                  Based on share price, Eaton Vance Tax-Advantaged Global Dividend Income Fund (the Fund), a closed end fund traded on the New York Stock Exchange, had a total return of 11.43% for the year ended December 31, 2005.(1) This return resulted from an increase in share price to $20.56 on December 31, 2005, from $19.79 on December 31, 2004, plus the distribution of $1.417 per share in dividend income paid in the year ended December 31, 2005. Based on the Fund’s most recent dividend and a closing share price of $20.56 on December 31, 2005, the Fund had a market yield of 6.77%.(2)

Based on an increase in net asset value (NAV) to $22.17 per share on December 31, 2005, from $21.68 on December 31, 2004, plus the distribution of $1.417 per share in dividend income paid in the year ended December 31, 2005, the Fund had a total return of 9.68% for the year ended December 31, 2005.(1)

•                  For the year ended December 31, 2005, the S&P 500 Index and the Russell 1000 Value Index had returns of 4.91% and 7.05%, respectively.(3) During this sameperiod, the Fund outperformed both of these widely followed indices.

Management Discussion

•                  During the 12-month period ended December 31,2005, most global equity markets extended their advances for a third year. While increased energy prices threatened consumer growth and global economic growth in general, throughout the year, the economy continued to expand (albeit at a slower pace than in recent years) and remained an important driver of equity market strength. Continued economic growth helped corporations grow their earnings and cash flows, lower their debt levels, and strengthen their balance sheets. Over the last 12 months, a growing number of companies rewarded shareholders with increased dividend payments or common share repurchase programs.

•                  In 2005, strong stock selection was again a key driver of your Fund’s performance. Stocks making meaningful positive contributions to the Fund’s 2005 performance included holdings in the consumer, materials, and utility sectors. The strong earnings and cash flow gains recorded by a number of the Fund’s non-regulated utility holdings helped push the dividend payments and the share prices of these holdings to higher levels. Stock selection in the consumer discretionary area significantly outperformed the benchmark companies. Holdings in the materials sector saw their share prices advance as demand and pricing for commodities moved higher.

•                  Based on the Fund’s objective of providing a high level of after-tax total return, the Fund was primarily invested in securities that generated a relatively high level of qualified dividend income (QDI) during the period. At the end of the period, the Fund had 78.07% of total investments invested in common stocks, 21.42% of total investments invested in preferred stocks, and 0.51% of total investments in cash equivalents. Within the common stock portfolio, the Fund had 24.89% of total investments invested in utility and telecommunication stocks. The Fund also had 62.69% of the Fund’s total investments invested in common stocks diversified across the consumer, industrial, energy and financial sectors.

(1)          Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares.

(2)          The Fund’s market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

(3)          It is not possible to invest directly in an Index. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index. Unlike the Fund, an Index’s return does not reflect the effect of leverage, such as the issuance of auction preferred shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. The returns include a dividend declared in December 2005 and payable in 2006. Investment return and market price will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, current performance may be lower or higher than quoted. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

•                  During the past year, the utility sector generally outperformed the overall markets. During this same period, the Fund’s utility holdings underperformed their counterparts in the Russell 1000 Value Index, while telecom performed in line with the Russell 1000 Value Index.1In the utility and telecommunication sectors, the Fund’s strategy has been to focus its investments in companies generating high levels of free cash flow. Over the past few months, the strong free cash flows generated by the Fund’s utility and telecommunication stocks have allowed many of these holdings to increase their regular dividend payments, and in a number of cases, to reward shareholders with special one-time dividend payments

•                  The preferred stock portion of the Fund performed well, as corporate credit quality and yield spreads between preferreds and riskless rates remained stable. In addition, the preferreds produced positive relative performance because the Fund has actively sought to invest in relatively high dividend yield, low-interest-rate-risk opportunities.

•                  In April 2004, the Fund initially issued its Auction Preferred Shares (APS) to give the Fund financial leverage. As of December 31, 2005, the Fund’s $750 million issued and outstanding APS equaled approximately 31% of total assets and maintained a weighted average reset period of approximately 107 days. We have, on a number of occasions, moved to extend the maturities of the Fund’s APS issues in an effort to lower the Fund’s sensitivity to rising short-term interest rates. However, the current weighted average reset period is again approximately 107 days, comparable to that when the Fund’s leverage was issued. Use of financial leverage creates an opportunity for increased income, but at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of the common shares).

•                  During the period, a significant portion of Fund assets were invested in non-U.S. common and preferred stocks. These investments provided the Fund with international diversification and dividend yields often more attractive than the yields available on stocks issued by similar domestic corporations. As of December 31, 2005, approximately 34% of the Fund’s total investments were invested in non-U.S. common stocks. In addition, approximately 19% of the Fund’s total investments were invested in “Yankee” preferreds. Yankee preferreds are preferred stocks generally issued by large, highly rated, European financial institutions but denominated in U.S. dollars.

•                  During the period, the Fund was able to effectively implement its dividend capture strategy, which is a trading strategy designed to enhance the level of QDI earned by the Fund. By implementing this dividend capture strategy, the Fund has been able to collect a greater number of dividend payments than it would have collected by simply adhering to a buy-and-hold strategy. (There can be no assurance that the continued use of the dividend capture strategy will be successful in the future.)

•                  The Fund continues to adhere to its strategy of owning a diversified portfolio of dividend-paying common and preferred stocks. Our strategy is to focus investments in companies characterized by strong business franchises and solid balance sheets. For common stocks, we generally focus on companies that offer the potential for growth of earnings and dividends, and for capital appreciation over time. For preferred stocks, we take into consideration the interest rate sensitivity of the investment and our interest rate expectations. As always, we thank you for your continued confidence and participation in the Fund.

(1)         It is not possible to invest directly in an Index. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index. Unlike the Fund, an Index’s return does not reflect the effect of leverage, such as the issuance of auction preferred shares.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Eaton Vance Tax-Advantaged Global Dividend Income Fund December 31, 2005

FUND PERFORMANCE

Performance(1)

Average Annual Total Returns (by share price, New York Stock Exchange)

One Year	11.43%
Life of Fund (1/30/04)	11.25%

Average Annual Total Returns (at net asset value)

One Year	9.68%
Life of Fund (1/30/04)	15.70%

(1)          Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares.

Investment Types(2)

By total investments

Ten Largest Holdings(3)

By total assets

Altria Group, Inc.	2.60%
E.ON AG	2.10
BP PLC Spons ADR	2.10
Total SA ADR	2.07
Statoil ASA	2.06
Wyeth Corp.	1.98
RWE AG	1.95
Bank of Nova Scotia	1.86
Scottish and Southern Energy PLC	1.78
International Business Machines Corp.	1.68

(2)          Information may not be representative of the Fund’s current or future investments and is subject to change due to active management.

(3)          Ten Largest Holdings represented 20.18% of Fund net assets as of December 31, 2005. Holdings are subject to change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The returns include dividends declared in December 2005 and payable in 2006. Investment return and market price will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, current performance may be lower or higher than quoted. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of December 31, 2005

PORTFOLIO OF INVESTMENTS

Common Stocks — 118.7%
Security	Shares	Value
Beverages — 1.7%
Diageo PLC(1)	2,000,000	$28,840,023
		$28,840,023
Building Materials — 2.1%
Cemex SA de CV ADR	400,000	$23,732,000
Stanley Works	250,000	12,010,000
		$35,742,000
Chemicals — 2.9%
Dow Chemical Co.	700,000	$30,674,000
Lyondell Chemical Co.	750,000	17,865,000
		$48,539,000
Coal — 1.5%
Fording Canadian Coal Trust(1)	750,000	$25,927,500
		$25,927,500
Commercial Banks — 10.7%
Allied Irish Banks PLC(1)	1,000,000	$21,384,434
Bank of America Corp.	600,000	27,690,000
Bank of Montreal(1)	400,000	22,376,000
Bank of Nova Scotia(1)	1,150,000	45,563,000
Canadian Imperial Bank of Commerce(1)	400,000	26,320,000
HSBC Holdings PLC(1)	1,000,000	15,998,362
Wells Fargo & Co.	350,000	21,990,500
		$181,322,296
Computers — 2.4%
International Business Machines Corp.	500,000	$41,100,000
		$41,100,000
Consumer Discretionary — 1.8%
Compagnie Financiere Richemont AG, Class A(1)	700,000	$30,383,249
		$30,383,249
Consumer Products — 0.8%
Unilever NV(1)	200,000	$13,730,000
		$13,730,000

Security	Shares	Value
Distributors — 1.1%
Genuine Parts Co.	400,000	$17,568,000
		$17,568,000
Diversified Telecommunication Services — 8.8%
Alltel Corp.	100,000	$6,310,000
AT&T, Inc.	1,400,000	34,286,000
BCE, Inc.(1)	1,200,000	28,740,000
BellSouth Corp.	600,000	16,260,000
BT Group PLC(1)	4,000,000	15,297,492
PanAmSat Holding Corp.	438,009	10,731,220
Sprint Corp. (FON Group)	300,000	7,008,000
Telecom Corporation of New Zealand Ltd.(1)	6,000,000	24,497,708
Verizon Communications, Inc.	200,000	6,024,000
		$149,154,420
Electrical Equipment — 2.0%
Emerson Electric Co.	450,000	$33,615,000
		$33,615,000
Electrical / Electronic Manufacturer — 1.0%
Cooper Industries, Ltd., Class A(1)	225,000	$16,425,000
		$16,425,000
Engineering and Construction — 0.4%
Bouygues SA(1)	150,000	$7,303,865
		$7,303,865
Financial Services — 5.1%
Ameritrade Holding Corp.(2)	500,000	$12,000,000
BNP Paribas SA(1)	200,000	16,097,179
JPMorgan Chase & Co.	200,000	7,938,000
Merrill Lynch & Co., Inc.	200,000	13,546,000
Societe Generale(1)	300,000	36,732,539
		$86,313,718
Industrial Conglomerates — 1.5%
General Electric Co.	700,000	$24,535,000
		$24,535,000

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Insurance — 7.3%
ACE Ltd.(1)	400,000	$21,376,000
Allstate Corp.	200,000	10,814,000
American International Group, Inc.	500,000	34,115,000
Axis Capital Holdings Ltd.	300,000	9,384,000
PartnerRe, Ltd.(1)	200,000	13,134,000
Prudential Financial, Inc.	465,000	34,033,350
		$122,856,350
Information Technology Services — 0.3%
Certegy, Inc.	133,900	$5,430,984
		$5,430,984
Machinery — 1.6%
Deere & Co.	400,000	$27,244,000
		$27,244,000
Metals-Gold — 1.1%
Freeport-McMoRan Copper & Gold, Inc., Class B	350,000	$18,830,000
		$18,830,000
Metals and Mining — 0.8%
Southern Copper Corp.	200,000	$13,396,000
		$13,396,000
Multimedia — 0.8%
EMI Group PLC(1)	3,000,000	$12,477,305
Publishing & Broadcasting Ltd.(1)	100,000	1,206,413
		$13,683,718
Oil and Gas — 17.1%
BP PLC ADR	800,000	$51,376,000
Chevron Corp.	650,000	36,900,500
ConocoPhillips	200,000	11,636,000
ENI SPA(1)	1,280,000	35,634,972
Kerr-McGee Corp.	149,305	13,565,852
Marathon Oil Corp.	550,000	33,533,500
Neste Oil Oyj(1)(2)	187,500	5,281,764
Statoil ASA(1)	2,200,000	50,280,686
Total SA ADR	400,000	50,560,000
		$288,769,274

Security	Shares	Value
Pharmaceuticals — 7.4%
AstraZeneca PLC(1)	400,000	$19,399,747
GlaxoSmithKline PLC(1)	1,500,000	37,784,346
Pfizer, Inc.	100,000	2,332,000
Sanofi-Aventis ADR	400,000	17,560,000
Wyeth	1,050,000	48,373,500
		$125,449,593
Publishing — 0.3%
Reed Elsevier NV(1)	100,000	$1,388,700
Wolters Kluwer NV(1)	200,000	4,032,070
		$5,420,770
REITs — 5.7%
AvalonBay Communities, Inc.	200,000	$17,850,000
Boston Properties, Inc.	200,000	14,826,000
Developers Diversified Realty Corp.	375,000	17,632,500
Equity Residential Properties Trust	260,000	10,171,200
Simon Property Group, Inc.	260,000	19,923,800
SL Green Realty Corp.	200,000	15,278,000
		$95,681,500
Restaurants — 1.6%
McDonald's Corp.	800,000	$26,976,000
		$26,976,000
Tobacco — 4.3%
Altria Group, Inc.	850,000	$63,512,000
Imperial Tobacco Group PLC(1)	302,675	9,004,043
		$72,516,043
Utilities-Electrical and Gas — 9.6%
Ameren Corp.	268,000	$13,732,320
DTE Energy Co.	645,800	27,892,102
E.ON AG(1)	500,000	51,473,749
Entergy Corp.	500,000	34,325,000
Exelon Corp.	660,000	35,072,400
National Grid PLC(1)	6,000,000	0
		$162,495,571

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Utilities-Integrated — 13.8%
American Electric Power Co., Inc.	450,000	$16,690,500
Edison International	650,000	28,346,500
Enel SPA(1)	500,000	3,916,381
FPL Group, Inc.	700,000	29,092,000
RWE AG(1)	650,000	47,784,360
Scottish and Southern Energy PLC(1)	2,500,000	43,497,827
Scottish Power PLC(1)	2,300,000	21,448,333
Southern Co.	500,000	17,265,000
TXU Corp.	500,000	25,095,000
		$233,135,901
Utilities-Water — 3.2%
United Utilities PLC(1)	1,471,400	$16,919,875
Veolia Environnement(1)	813,234	36,646,835
		$53,566,710
Total Common Stocks (identified cost $1,663,990,238)		$2,005,951,485
Preferred Stocks — 25.4%
Security	Shares	Value
Commercial Banks — 14.0%
Abbey National PLC, 7.375%(1)	395,000	$10,112,000
ABN AMRO Capital Funding Trust VII, 6.08%(1)	305,000	7,442,000
ABN AMRO North America Capital Funding Trust, 6.968%(1)(3)(4)	3,300	3,501,094
Banco Santander, 6.41%(1)(3)	908,600	22,805,860
Barclays Bank PLC, 8.55%(1)(3)(4)(5)	218,600	25,324,373
BNP Paribas Capital Trust, 9.003%(1)(3)(4)(5)	150,000	18,051,135
CA Preferred Fund Trust II, 7.00%(1)(5)	50,000	5,242,785
CA Preferred Fund Trust, 7.00%(1)(5)	250,000	26,149,325
Den Norske Bank, 7.729%(1)(3)(4)(5)	50,000	5,796,055
First Tennessee Bank, 4.96%(3)(4)	11,000	11,123,062
HSBC Capital Funding LP, 9.547%(1)(3)(4)(5)	210,000	25,596,816
Lloyds TSB Bank PLC, 6.90%(1)(5)	220,000	22,525,602
Nordbanken AB, 8.95%(1)(3)(4)(5)	15,700	1,791,613
Royal Bank of Scotland Group PLC, 9.118%(1)(5)	235,750	27,569,124
UBS Preferred Funding Trust I, 8.622%(1)(4)(5)	150,000	17,495,250
UBS Preferred Funding Trust III, 7.25%(1)	253,500	6,426,225
		$236,952,319

Security	Shares	Value
Financial Services — 2.1%
BBVA Preferred Capital Ltd., 7.75%(1)	372,500	$9,387,000
Federal Home Loan Mortgage Corp., Series F, 5.00%	150,000	6,510,000
Federal Home Loan Mortgage Corp., Series M, 3.93%(4)	100,000	4,000,000
Federal National Mortgage Association, Series I, 5.375%	100,000	4,620,000
Federal National Mortgage Association, Series M, 4.75%	100,000	4,082,000
Federal National Mortgage Association, Series O, 7.00%(4)	115,000	6,296,250
		$34,895,250
Food Products — 1.3%
Dairy Farmers of America, 7.875%(3)	222,480	$22,132,733
		$22,132,733
Insurance — 8.0%
ACE Ltd., 7.80%(1)	455,000	$11,875,500
Aegon NV, 6.375%(1)	400,000	10,104,000
AXA, 7.10%(1)(5)	225,000	23,100,548
Endurance Specialty Holdings, Ltd., 7.75%(1)	212,200	5,029,140
ING Capital Funding Trust III, 8.439%(1)(4)(5)	170,000	20,063,043
ING Groep NV, 6.125%(1)	225,000	5,478,750
ING Groep NV, 7.20%(1)	330,000	8,471,100
MetLife, Inc., 5.491%(4)	240,000	6,204,000
Prudential PLC, 6.50%(1)(5)	230,000	22,841,300
RenaissanceRe Holdings Ltd., 6.08%(1)	447,500	9,039,500
XL Capital Ltd., Series A, 8.00%(1)	45,000	1,144,800
Zurich Regcaps Fund Trust VI, 5.05%(1)(3)(4)	12,500	12,457,031
		$135,808,712
Total Preferred Stocks (identified cost $442,842,355)		$429,789,014
Short-Term Investments — 0.7%
Security	Principal Amount (000's omitted)	Value
General Electric Capital Corp., Commercial Paper, 4.20%, 1/3/06	$10,453	$10,450,561
Investors Bank and Trust Company Time Deposit, 4.23%, 1/3/06	2,000	2,000,000
Total Short-Term Investments (at amortized cost, $12,450,561)		$12,450,561

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of December 31, 2005

PORTFOLIO OF INVESTMENTS CONT'D

Value
Total Investments — 144.8% (identified cost $2,119,283,154)	$2,448,191,060
Other Assets, Less Liabilities — (0.4)%	$(7,409,371)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (44.4)%	$(750,170,081)
Net Assets — 100.0%	$1,690,611,608

ADR - American Depository Receipt

REITs - Real Estate Investment Trusts

(1)  Foreign security.

(2)  Non-income producing security.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005, the aggregate value of the securities is $148,579,772 or 8.8% of the Fund's net assets.

(4)  Variable rate security. The stated interest rate represents the rate in effect at December 31, 2005.

(5)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value
United States	46.86%	$1,147,331,429
United Kingdom	16.58	406,012,568
France	9.70	237,444,210
Canada	6.08	148,926,500
Germany	4.05	99,258,109
Netherlands	2.89	70,709,662
Switzerland	2.73	66,761,756
Bermuda	2.70	66,031,940
Norway	2.29	56,076,741
Italy	1.62	39,551,353
Spain	1.31	32,192,860
New Zealand	1.00	24,497,708
Other countries, less than 1%	2.19	53,396,224
	100.00%	$2,448,191,060

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of December 31, 2005

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2005

Assets
Investments, at value (identified cost, $2,119,283,154)	$2,448,191,060
Cash	5,615
Foreign currency, at value (cost $10)	11
Dividends and interest receivable	9,756,438
Tax reclaim receivable	685,529
Total assets	$2,458,638,653
Liabilities
Dividends payable	$8,846,801
Payable for investments purchased	6,815,780
Payable to affiliate for investment advisory fees	1,352,543
Payable for preferred shares remarketing agent fees	318,959
Payable to affiliate for Trustees' fees	7,617
Accrued expenses	515,264
Total liabilities	$17,856,964
Auction preferred shares (30,000 shares outstanding) at liquidation value plus cumulative unpaid dividends	750,170,081
Net assets applicable to common shares	$1,690,611,608
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 76,265,527 shares issued and outstanding	$762,655
Additional paid-in capital	1,447,090,864
Accumulated net realized loss (computed on the basis of identified cost)	(85,820,825)
Distributions in excess of net investment income	(260,544)
Net unrealized appreciation (computed on the basis of identified cost)	328,839,458
Net assets applicable to common shares	$1,690,611,608
Net Asset Value Per Common Share
($1,690,611,608 ÷ 76,265,527 common shares issued and outstanding)	$22.17

Statement of Operations

For the Year Ended
December 31, 2005

Investment Income
Dividends (net of foreign taxes, $5,281,856)	$141,937,792
Interest	1,207,314
Total investment income	$143,145,106
Expenses
Investment adviser fee	$20,628,614
Trustees' fees and expenses	18,205
Preferred shares remarketing agent fee and auction expenses	1,917,945
Custodian fee	982,829
Printing and postage	440,447
Legal and accounting services	90,555
Transfer and dividend disbursing agent fees	78,496
Miscellaneous	176,271
Total expenses	$24,333,362
Deduct — Reduction of custodian fee	$288
Reduction of investment adviser fee	5,044,808
Total expense reductions	$5,045,096
Net expenses	$19,288,266
Net investment income	$123,856,840
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(33,313,004)
Foreign currency and forward foreign currency exchange contract transactions	(991,980)
Net realized loss	$(34,304,984)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$70,754,298
Foreign currency and forward foreign currency exchange contracts	(287,458)
Net change in unrealized appreciation (depreciation)	$70,466,840
Net realized and unrealized gain	$36,161,856
Distributions to preferred shareholders
From net investment income	$(23,612,319)
Net increase in net assets from operations	$136,406,377

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2005	Period Ended December 31, 2004(1)
From operations — Net investment income	$123,856,840	$116,376,240
Net realized loss from investments, foreign currency and forward foreign currency exchange contract transactions	(34,304,984)	(56,890,800)
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	70,466,840	258,372,618
Distributions to preferred shareholders from net investment income	(23,612,319)	(9,177,442)
Net increase in net assets from operations	$136,406,377	$308,680,616
Distributions to common shareholders — From net investment income	$(99,755,309)	$(102,573,595)
Total distributions to common shareholders	$(99,755,309)	$(102,573,595)
Capital share transactions — Proceeds from sale of common shares	$—	$1,455,916,600
Reinvestment of distributions to common shareholders	—	666,017
Offering costs and preferred shares underwriting discounts	—	(8,975,099)
Reduction of initial offering costs	146,001	—
Net increase in net assets from capital share transactions	$146,001	$1,447,607,518
Net increase in net assets	$36,797,069	$1,653,714,539
Net Assets Applicable to Common Shares
At beginning of year	$1,653,814,539	$100,000
At end of year	$1,690,611,608	$1,653,814,539
Undistributed (Distributions in excess) net investment income included in net assets applicable to common shares
At end of year	$(260,544)	$3,589,134

(1)  For the period from the start of business, January 30, 2004, to December 31, 2004.

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of December 31, 2005

FINANCIAL STATEMENTS

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended December 31,
	2005(2)	2004(1)(2)
Net asset value — Beginning of period (Common shares)	$21.680	$19.100	(3)
Income (loss) from operations
Net investment income	$1.624	$1.544
Net realized and unrealized gain	0.482	2.622
Distributions to preferred shareholders
From net investment income	(0.310)	(0.122)
Total income from operations	$1.796	$4.044
Less distributions to common shareholders
From net investment income	$(1.308)	$(1.345)
Total distributions to common shareholders	$(1.308)	$(1.345)
Preferred and Common shares offering costs (charged to) reduced from paid-in capital	$0.002	$(0.020)
Preferred Shares underwriting discounts	$—	$(0.099)
Net asset value — End of period (Common shares)	$22.170	$21.680
Market value — End of period (Common shares)	$20.560	$19.790
Total Investment Return on Net Asset Value(4)	9.68%	20.63	%(5)
Total Investment Return on Market Value(4)	11.43%	10.11	%(5)

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of December 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Year Ended December 31,
	2005(2)	2004(1)(2)
Ratios/Supplemental Data† ††
Net assets applicable to common shares, end of period (000's omitted)	$1,690,612	$1,653,815
Ratios (As a percentage of average net assets applicable to common shares):
Net expenses(6)	1.15%	1.08	%(7)
Net expenses after custodian fee reduction(6)	1.15%	1.08	%(7)
Net investment income(6)	7.38%	8.63	%(7)
Portfolio Turnover	97%	124%

†  The operating expenses of the Fund reflect reductions of the investment adviser fee. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average net assets applicable to common shares):
Expenses(6)	1.45%	1.37	%(7)
Expenses after custodian fee reduction(6)	1.45%	1.37	%(7)
Net investment income(6)	7.08%	8.34	%(7)
Net investment income per share	$1.558	$1.492

††  The ratios reported are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets):
Net expenses	0.79%	0.77	%(7)
Net investment income	5.10%	6.16	%(7)

† ††  (  The operating expenses of the Fund reflect reductions of the investment adviser fee. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average total net assets):

Expenses	1.00%	0.98	%(7)
Expenses after custodian fee reduction	1.00%	0.98	%(7)
Net investment income	4.89%	5.95	%(7)

Senior Securities:

Total preferred shares outstanding	30,000	30,000
Asset coverage per preferred share(8)	$81,359	$80,127
Involuntary liquidation preference per preferred share(9)	$25,000	$25,000
Approximate market value per preferred share(9)	$25,000	$25,000

(1)  For the period from the start of business, January 30, 2004, to December 31, 2004.

(2)  Computed using average common shares outstanding.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(4)  Returns are historical and are calculated by determining the percentage change in market value and net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis. The returns do not include dividends declared one year and payable in the next.

(5)  Total investment return on net asset value is calculated assuming a purchase price at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported.

(6)  Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average net assets applicable to common shares reflect the Fund's leveraged capital structure.

(7)  Annualized.

(8)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(9)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Advantaged Global Dividend Income Fund (the Fund) is registered under the Investment Company Act of 1940 (the 1940 Act), as amended, as a diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated November 14, 2003. The Fund's investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund seeks to achieve its objective by investing primarily in dividend-paying common and preferred stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Fund for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2005, the Fund, for federal income tax purposes, had a capital loss carryover of $72,493,618, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryover will expire on December 31, 2012 ($52,539,884) and December 31, 2013 ($19,953,734).

Additionally, at December 31, 2005, the Fund had a net capital loss of ($12,670,924) attributable to security transactions incurred after October 31, 2005. These capital losses are treated as arising on the first day of the Fund's taxable year ending December 31, 2006.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

D  Offering Costs — Costs incurred by the Fund in connection with the offering of the common shares and preferred shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

E  Written Options — Upon the writing of a call or a put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

F  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund's policies on investment valuations discussed above. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

G  Swap Agreements — The Fund may enter into swap agreements to hedge against fluctuations in securities prices, interest rates or market conditions, to change the duration of the overall portfolio, to mitigate non-payment or default risk, or to gain exposure to particular securities, baskets of securities, indices or currencies. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or swapped between the parties, which returns are calculated with respect to a notional amount (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index). The Fund will enter into swaps on a net basis. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund will not enter into any swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. These instruments are traded in the over-the-counter market. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

H  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

I  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

J  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

K  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed on the specific identification of the securities sold.

L  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations. For the year ended December 31, 2005, $288 credit balances were used to reduce the Fund's custodian fee.

2  Auction Preferred Shares

The Fund issued 4,000 shares of Auction Preferred Shares (APS) Series A, 4,000 shares of APS Series B, 4,000 shares of APS Series C, 4,000 shares of APS Series D, 4,000 shares of APS Series E, 4,000 shares of APS Series F and 6,000 shares of APS Series G on April 12, 2004 in a public offering. The underwriting discount and other offering costs were recorded as a reduction of the capital of the common shares. Dividends of the APS, which accrue daily, are cumulative at a rate which was established at the offering of the APS and have been reset by an auction based on the dividend period of each Series. Rates are reset weekly for Series A, Series B, and Series C, approximately monthly for Series D and Series E, approximately semi-annually for Series F, and annually for Series G. The reset periods for Series C and Series D were changed after the initial public offering for each such series. Dividends are generally paid on the day following the end of the dividend period for Series A, Series B, and Series E. Series C, Series D, Series F and Series G pay accumulated dividends on the first business day of each month and on the day following the end of the dividend period.

Dividend rate ranges for the year ended December 31, 2005 are as indicated below:

Series	Dividend Rate Ranges
Series A	2.19% - 4.15%
Series B	2.00% - 4.30%
Series C	2.37% - 4.30%
Series D	2.595% - 4.42%
Series E	2.47% - 4.348%
Series F	2.34% - 4.29%
Series G	1.55% - 4.036%

The APS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund's By-Laws and the 1940 Act. The Fund pays an annual fee equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

3  Distribution to Shareholders

The Fund intends to make monthly distributions of net investment income, after payment of any dividends on any outstanding APS. In addition, at least annually, the Fund intends to distribute net capital gain, if any. Distributions are recorded on the ex-dividend date. The applicable dividend rates for APS on December 31, 2005 are listed below. For the year ended December 31, 2005, the amount of dividends each Series paid to Auction Preferred shareholders and average APS dividend rates for such period were as follows:

Series	APS Dividend Rates as of December 31, 2005	Dividends Paid to Preferred Shareholders for the year ended December 31, 2005	Average APS Dividend Rates for the year ended December 31, 2005
Series A	4.000%	$3,077,124	3.077%
Series B	4.300%	$3,123,083	3.123%
Series C	4.250%	$2,825,185	2.825%
Series D	4.420%	$2,898,270	2.898%
Series E	4.348%	$3,256,631	3.257%
Series F	4.290%	$3,340,077	3.340%
Series G	4.036%	$5,091,949	3.395%

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of the distributions declared for the years ended December 31, 2005 and December 31, 2004 was as follows:

	Year Ended December 31,
	2005	2004
Distributions declared from:
Ordinary income	$123,367,628	$111,751,037

During the year ended December 31, 2005, accumulated undistributed net investment income was decreased by $4,338,890 and accumulated net realized loss was decreased by $4,338,890 primarily due to differences between book and tax treatment of foreign currency gains and losses. This change had no effect on the net assets or the net asset value per share.

As of December 31, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed income	$8,456,008
Capital loss carryforwards	$(72,493,618)
Unrealized gain	$328,313,424
Other temporary differences	$(21,517,725)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount equal to 0.85% annually of average daily gross assets of the Fund. For the year ended December 31, 2005, the advisory fee amounted to $20,628,614. EVM serves as the administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund.

In addition, the Adviser has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.20% of the average daily gross assets for the first five years of the Fund's operations, 0.15% of average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. For the year ended December 31, 2005 the Investment Adviser waived $4,805,762 of its advisory fee. The Advisor has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Fund portfolio transactions that is consideration for third-party research services. For the year ended December 31, 2005, the Investment Adviser waived $239,046 of its advisory fee.

Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. No significant amounts were deferred during the year ended December 31, 2005.

Certain officers and Trustees of the Fund are officers of the above organization.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $2,352,989,692 and $2,306,964,780, respectively, for the year ended December 31, 2005.

6  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Fund at December 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$2,119,809,188
Gross unrealized appreciation	$349,510,383
Gross unrealized depreciation	(21,128,511)
Net unrealized appreciation	$328,381,872

7  Common Shares of Beneficial Interest

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

	Year Ended December 31,
	2005	2004(1)
Sales	—	76,231,000
Issued to shareholders electing to receive payments of distributions in Fund shares	—	34,527
Net increase	—	76,265,527

(1)  For the period from the start of business, January 30, 2004, to December 31, 2004.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of December 31, 2005

NOTES TO FINANCIAL STATEMENTS CONT'D

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund did not have any open obligations under these financial instruments at December 31, 2005.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of December 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Tax-Advantaged Global Dividend Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Advantaged Global Dividend Income Fund (the "Fund"), including the portfolio of investments as of December 31, 2005, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from January 30, 2004 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Tax-Advantaged Global Dividend Income Fund at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from January 30, 2004 (commencement of operations) to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 17, 2006

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of December 31, 2005

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2006 will show the tax status of all distributions paid to your account in calendar 2005. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $122,219,885, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2005 ordinary income dividends, 37.4% qualifies for the corporate dividends received deduction.

Foreign Tax Credit. The Fund designates a foreign tax credit of $5,281,856 and recognizes foreign source income of $123,367,628.

Eaton Vance Tax-Advantaged Global Dividend Income Fund as of December 31, 2005

OTHER MATTERS (Unaudited)

The Fund held its Annual Meeting of Shareholders on October 14, 2005. The following action was taken by the shareholders:

Item 1: The election of James B. Hawkes and William H. Park as Trustees of the Fund for a three-year term expiring in 2008.

Nominee for Trustees Elected by All Shareholders	For	Number of Shares Withheld
James B. Hawkes	71,259,853	616,124
William H. Park	71,284,017	591,960

Eaton Vance Tax-Advantaged Global Dividend Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions automatically reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc. as a dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, PFPC Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-800-331-1710.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

  Eaton Vance Tax-Advantaged Global Dividend Income Fund
c/o PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company and has no employees.

Number of Shareholders

As of December 31, 2005, our records indicate that there are 79 registered shareholders and 66,195 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

  Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange Symbol is ETG

Eaton Vance Tax-Advantaged Global Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between Eaton Vance Tax-Advantaged Global Dividend Income Fund (the "Fund") and the investment adviser, Eaton Vance Management ("Eaton Vance"), provides that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Fund cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Fund or by vote of a majority of the outstanding interests of the Fund.

In considering the annual approval of the investment advisory agreement between the Fund and the investment adviser, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreement. Such information included, among other things, the following:

•  A independent report comparing the advisory fees of the Fund with those of comparable funds;

•  Information regarding Fund investment performance in comparison to a relevant peer group of funds;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Eaton Vance's results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•  The allocation of brokerage and the benefits received by the investment adviser as a result of brokerage allocation;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to Eaton Vance's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described herein.

The Special Committee also considered the nature, extent and quality of the management services provided by the investment adviser. In so doing, the Special Committee considered their management capabilities with respect to the types of investments held by the Fund, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the investment advisory and sub-advisory agreements. The Special Committee specifically noted the investment adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Special Committee also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Fund and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Fund.

The Special Committee received information concerning the investment philosophy and investment process applied by Eaton Vance in managing the Fund. In this regard, the Special Committee considered Eaton Vance's in-house research capabilities as well as other resources available to Eaton Vance personnel,

Eaton Vance Tax-Advantaged Global Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

including research services that may be available to Eaton Vance as a result of securities transactions effected for the Fund and other investment advisory clients. The Special Committee concluded that Eaton Vance's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objective and policies.

In its review of comparative information with respect to Fund investment performance, the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by the Fund are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that the Fund's expense ratio is within a range that is competitive with comparable funds.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's profits in providing investment management and administration services for the Fund and for all Eaton Vance funds as a group. The Special Committee noted in particular that the Fund benefits from a contractual waiver of advisory fees and other expenses effective during the first five years of the Fund's operations. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Fund and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable. The Special Committee also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the investment adviser's profits with respect to the Fund, the implementation of breakpoints is not appropriate.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the approval of the investment advisory agreement, including the fee structure, is in the interests of shareholders.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Tax-Advantaged Global Dividend Income Fund (the Fund) are responsible for the overall management and supervision of the Fund's affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Fund hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee and Vice President	Until 2008. 3 years. Trustee and Vice President since 2003	Chairman, President and Chief Executive Officer of BMR, EVM and EV; Chairman and Chief Executive Officer of EVC; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 161 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Fund.	161	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Until 2007. 3 years. Trustee since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	152	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Until 2007. 3 years. Trustee since 2003 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	161	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Until 2008. 3 years. Trustee since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company)(since 2005). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	161	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2006. 3 years. Trustee since 2003	Professor of Law, Georgetown University Law Center (since 1999). Formerly, Tax Partner, Covington & Burling, Washington, DC (1991-2000).	161	None

Eaton Vance Tax-Advantaged Global Dividend Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Until 2006. 3 years. Trustee since 2003	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003). Formerly, Chairman of the Board, United Asset Management Corporation (a holding company owning institutional investment management firms) and Chairman, President and Director, UAM Funds (mutual funds) (1980-2000).	161	None

Lynn A. Stout 9/14/57	Trustee	Until 2007. 3 years. Trustee since 2003	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	161	None

Ralph F. Verni 1/26/43	Trustee	Until 2006. 3 years. Trustee since 2005	Consultant and private investor (since 2000). Formerly, President and Chief Executive Officer, Redwood Investment Systems, Inc. (software developer) (2000). Formerly, President and Chief Executive Officer, State Street Research & Management (investment advisor), SSRM Holdings (parent of State Street Research & Management), and SSR Realty (institutional realty manager) (1992-2000).	152	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 10/26/57	President	Since 2003	Senior Vice President and Chief Equity Investment Officer of EVM and BMR and Executive Vice President of EVC. Officer of 51 registered investment companies managed by EVM or BMR.

Thomas E. Faust Jr. 5/31/58	Vice President	Since 2003	Executive Vice President of EVM, BMR, and EV; Chief Investment Officer of EVM and BMR and President and Director of EVC. Chief Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital Fund LLC and Belrose Capital Fund LLC (private investment companies sponsored by EVM). Officer of 65 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 27 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 16 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Barbara E. Campbell 6/19/57	Treasurer	Since 2005(2)	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 2003	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 161 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 161 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 2003.

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on October 27, 2005. The fund has also filed its CEO and CEO certifications required by Section 302 of the Sarbanes - Oxley Act with the SEC as an exhibit to its most recent Form N-CSR.

Portfolio Management. Thomas H. Luster, Aamer Khan, Michael R. Mach and Judith A. Saryan, and other Eaton Vance investment professional comprise the investment team responsible for the overall management of the Fund's investments as well as allocations of the Fund's assets between common and preferred stocks. Mr. Luster, Mr. Khan, Mr. Mach and Ms. Saryan are the portfolio managers responsible for the day-to-day management of specific segments of the Fund's investment portfolio. Biographical information about Messrs. Luster, Khan, Mach and Ms. Saryan is provided in the table above.

The following tables show, as of the Fund's most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Thomas H. Luster
Registered Investment Companies	4	$5,745.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	11	$340.2	0	$0
Aamer Khan
Registered Investment Companies	5	$6,180.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Michael R. Mach
Registered Investment Companies	7	$9,319.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4	$32.8	0	$0
Judith A. Saryan
Registered Investment Companies	6	$7,074.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

*In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund's most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Thomas H. Luster	$10,001 - $50,000
Aamer Khan	None
Michael R. Mach	$10,001 - $50,000
Judith A. Saryan	None

Potential for Conflicts of Interest. The portfolio managers manage multiple investment portfolios. Conflicts of interest may arise between a portfolio manager's management of the Fund and his or her management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager's time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information. In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities. EVM has adopted policies and procedures that it believes are reasonably designed to address these conflicts. There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

Compensation of EVM's portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC's nonvoting common stock and/or restricted shares of EVC's nonvoting common stock. EVM's investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM's employees. Compensation of EVM's investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund's success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers' performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

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Investment Adviser of Eaton Vance Tax-Advantaged Global Dividend Income Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Administrator of Eaton Vance Tax-Advantaged Global Dividend Income Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 43027

Providence, RI 02940-3027

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Tax-Advantaged Global Dividend Income Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

2051-2/06  CE-TAGDISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm).  Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2004 and December 31, 2005 by the Fund’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	12/31/04	12/31/05

Audit Fees	$68,740	$70,875

Audit-Related Fees(1)		$5,000

Tax Fees(2)	$8,000	$8,400

All Other Fees(3)

Total	$76,740	$84,275

(1)           Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.

(2)           Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.

(3)           All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal year ended December 31, 2004 and December 31, 2005; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization for the registrant’s principal accountant for the same time periods.

Fiscal Years Ended	12/31/04	12/31/05

Registrant	$8,000	$13,400

Eaton Vance(1)	$334,713	$179,500

(1) Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer (Chair), Samuel L. Hayes, III, William H. Park, Lynn A. Stout and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders.  The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders.  On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies’ guidelines when it believes the situation warrants such a deviation.  The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists.  If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Portfolio Management

Thomas H. Luster, Aamer Khan, Michael R. Mach and Judith A. Saryan, and other Eaton Vance investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks.  Mr. Luster, Mr. Mach and Ms. Saryan are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.  Biographical information about Messrs. Luster, Khan, Mach and Ms. Saryan is provided in the table above.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Thomas H. Luster
Registered Investment Companies	4	$5,745.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	11	$340.2	0	$0
Aamer Khan
Registered Investment Companies	5	$6,180.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Michael R. Mach
Registered Investment Companies	7	$9,319.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	4	$32.8	0	$0
Judith A. Saryan
Registered Investment Companies	6	$7,074.1	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

*In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Thomas H. Luster	$10,001-$50,000
Aamer Khan	None
Michael R. Mach	$10,001-$50,000
Judith A. Saryan	None

Potential for Conflicts of Interest.  The portfolio managers manage multiple investment portfolios.  Conflicts of interest may arise between a portfolio manager’s management of the Fund and his or her management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information.   In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities.  EVM has adopted policies and procedures that it believes are reasonably designed to address these conflicts.  There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not required in this filing.

Item 10.  Submission of Matters to a Vote of Security Holders.

Effective February 7, 2005, the Governance Committee of the Board of Trustees revised the procedures by which a Fund’s shareholders may recommend nominees to the registrant’s Board of Trustees to add the following (highlighted):

 The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains  (i)sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund).  Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Advantaged Global Dividend Income Fund

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 16, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	February 16, 2006

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 16, 2006